                                                                    Exhibit 99.6

[MERRILL LYNCH LOGO]    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2005-NC1
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                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[985,587,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2005-NC1


                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                   DEPOSITOR

                        NEW CENTURY MORTGAGE CORPORATION
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                       [WELLS FARGO BANK MINNESOTA, N.A.]
                               [MASTER SERVICER]

                      DEUTSCHE BANK NATIONAL TRUST COMPANY
                                    TRUSTEE



                               JANUARY [26], 2005


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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2005-NC1
--------------------------------------------------------------------------------

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.





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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

DEAL NAME:           MLMI 2005-NC1

DETAILED COLLATERAL INFO

                                                              % OF
                       # OF                                   GROUP
                       LOANS  BALANCE           AVG. BALANCE  BALANCE  WAC     WARM  FICO   OLTV
                       -------------------------------------------------------------------------
AGGREGATE              6,006  1,010,863,600.59    168,308.96   100.00   7.283   348   612  78.44
0-$50k                   473     16,907,196.17     35,744.60     1.67  10.252   246   634  92.61
50-75k                   730     45,099,433.14     61,780.05     4.46   8.613   324   580  78.50
75-100k                  799     70,124,683.52     87,765.56     6.94   7.907   340   587  77.75

FICO
NA
<600                   3,000    458,261,424.31    152,753.81    45.33   7.764   350   554  75.56
601-619                  626    107,342,924.15    171,474.32    10.62   6.985   349   609  79.23
620-639                  599    102,031,982.41    170,337.20    10.09   6.985   347   629  80.55
640-659                  611    106,122,545.96    173,686.65    10.50   7.075   349   649  80.92
660 - 679                461     81,244,721.96    176,235.84     8.04   6.876   348   669  80.87
680-699                  290     59,834,455.07    206,325.71     5.92   6.708   345   688  82.28
700-719                  180     40,546,228.12    225,256.82     4.01   6.662   343   708  81.44
720+                     239     55,479,318.61    232,131.04     5.49   6.493   339   752  82.24

LTV
80-85                  2,369    442,444,611.20    186,764.29    43.77   7.068   350   623  81.58
85.01-90                 662    121,963,633.64    184,235.10    12.07   7.406   349   630  89.57
90.01-95                 209     38,244,715.33    182,989.07     3.78   7.643   350   645  94.73
95.01-100                542     27,097,375.23     49,995.16     2.68  10.221   286   660  99.99

Cash Out               3,686    632,084,517.28    171,482.51    62.53   7.304   349   592  75.82

2-4 family               331     74,932,993.46    226,383.67     7.41   7.287   351   634  78.04

investment & 2nd home    304     46,516,534.90    153,014.92     4.60   7.649   346   647  78.32

Stated Doc             2,148    410,117,373.16    190,929.88    40.57   7.518   349   634  79.73
Limited Doc              211     41,077,916.29    194,682.07     4.06   7.032   349   613  79.55

IO                       740    206,700,024.90    279,324.36    20.45   6.516   349   671  81.02

2nd lien                 510     20,885,444.25     40,951.85     2.07  10.709   265   656  99.92


                                                       % OF
                       EFFECTIVE         % OF FULL  PRIMARY  % SINGLE  % OF IO      %
                             LTV    DTI     DOC       OWNER    FAMILY   LOANS   CASHOUT
                       -----------------------------------------------------------------
AGGREGATE                    N/A  40.87      55.37    95.40     75.16   20.45      62.53
0-$50k                       N/A  39.62      55.72    98.82     71.51    0.00      29.46
50-75k                       N/A  37.01      69.29    88.76     87.50    0.91      65.92
75-100k                      N/A  38.41      73.19    94.07     82.42    3.28      61.57

FICO
NA
<600                         N/A  40.65      67.65    97.48     79.10    2.19      79.25
601-619                      N/A  40.66      66.44    95.59     75.76   19.27      70.15
620-639                      N/A  40.74      52.92    95.21     74.37   18.86      60.33
640-659                      N/A  41.10      40.29    95.38     73.65   37.46      45.62
660 - 679                    N/A  42.12      34.66    92.05     68.51   41.02      42.11
680-699                      N/A  40.47      37.31    92.88     65.02   50.52      39.61
700-719                      N/A  41.47      31.32    91.00     69.37   61.90      24.00
720+                         N/A  41.07      33.17    89.04     70.66   51.08      28.87

LTV
80-85                        N/A  41.24      52.74    96.78     75.78   31.31      45.35
85.01-90                     N/A  41.01      50.79    89.71     75.46   21.79      59.84
90.01-95                     N/A  41.52      47.88    99.37     66.58   25.85      47.45
95.01-100                    N/A  42.24      43.37   100.00     66.11    0.00      12.58

Cash Out                     N/A  40.42      62.72    95.81     78.35   11.43     100.00

2-4 family                   N/A  41.91      42.65    85.34      0.00   17.81      61.38

investment & 2nd home        N/A  37.99      40.01     0.00     60.41    5.39      56.95

Stated Doc                   N/A  41.11       0.00    93.88     72.01   27.89      50.63
Limited Doc                  N/A  39.29       0.00    93.20     81.14   14.00      68.17

IO                           N/A  41.75      41.88    98.79     71.73  100.00      34.97

2nd lien                     N/A  41.86      41.47   100.00     65.79    0.00      10.23